                              AMENDMENT NO. 17 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                    METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of APRIL 1ST, 2012, as follows:

     1. The attached Article V, Reinsurance Premiums amends and, as amended, restates Article V, Reinsurance Premiums. This restated Article V updates the Reinsurance Premium calculation for the Enhanced Death Benefit Guaranteed Minimum Death Benefits.

This Amendment No. 17 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 17 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY

By:     /s/ Roberto Baron
        ------------------------------

Name:   Roberto Baron
        ------------------------------

Title:  Vice President
        ------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        ------------------------------

Name:   Christopher Kremer
        ------------------------------

Title:  Vice President and Actuary
        ------------------------------

                                   ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $10,893,915.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the EPB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. For Guaranteed Minimum Death Benefits other than Enhanced Death Benefits, the Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

F. For Enhanced Death Benefit Guaranteed Minimum Death Benefits, the Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate Death Benefit Base for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

EPB Reinsurance Premium
-----------------------

G. The Cedent shall calculate the Reinsurer's Percentage of the average aggregate account value for the reporting month. This value shall be applied to the annualized EPB reinsurance premium rates per premium class on a 1/12th basis.

GMIB Reinsurance Premium
------------------------

H. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
-----------------------

I. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for Lifetime GWB) for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

GMAB Reinsurance Premium
------------------------

J. For the PEP product, the Cedent shall calculate for the reporting month the Reinsurer's Percentage of the average aggregate separate account value. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

K. For other products, the Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

                              AMENDMENT NO. 18 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF APRIL 1, 2001
                    AMENDED AND RESTATED AS OF JULY 1, 2004
                                  (Agreement)

                                    between

                    METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of JULY 1, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 18 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 18 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY

By:     /s/ Roberto Baron
        ------------------------------

Name:   Roberto Baron
        ------------------------------

Title:  Vice President
        ------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:     /s/ Christopher Kremer
        ------------------------------

Name:   Christopher Kremer
        ------------------------------

Title:  Vice President and Actuary
        ------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.  Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.
     Effective, July 1, 2004, 100% of the business described herein.

B.  Effective Date:

     April1, 2001

C.  Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     L Series Contract (4-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)
     PRISM (7-year surrender charge schedule)
     PRISM L (4-year surrender charge schedule)
     Pioneer PRISM XC (9-year surrender charge schedule)
     Series XTRA (9-year surrender charge schedule)
     Series XTRA 6 (9-year surrender charge schedule)
     Simple Solutions (6-year surrender charge schedule)

     FORM  NUMBERS
     -------------

     Guaranteed  Minimum  Death  Benefits  Ceded:
     --------------------------------------------

     Return  of  Account  Value
     Principal  Protection:  Form  8015  (11/00)
     Annual  Step-Up:  Form  8017  (11/00)
     Greater  of  Annual  Step-Up  and  5%  Rollup:  Form  8016(11/00)
     Enhanced  Death  Benefit - Form  MLIU-640-1  (4/08)
     Enhanced  Death  Benefit  II  -  Endorsement  MLIU-RMD  (7/10)-E
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed  Minimum  Income  Benefits  Ceded:
     ---------------------------------------------

     Guaranteed  Minimum  Income  Benefit:  Form  8018  (11/00)
     Guaranteed  Minimum  Income  Benefit  II:  Form  8018-1  (03/03)
     Guaranteed  Minimum  Income  Benefit  Plus:  Form  8018-2  (05/05)
     Guaranteed  Minimum  Income  Benefit  Plus:  Form  MLU-560-4  (4/08)
     Guaranteed  Minimum  Income Benefit Plus III: Endorsement MLIU-RMD (7/10)-E

     Guaranteed  Withdrawal  Benefits  Ceded:
     ----------------------------------------

     Guaranteed  Withdrawal  Benefit:  Form  MLIU-690-1  (7/04)
     Guaranteed  Withdrawal  Benefit:  Form  MLIU-690-2  (11/05)
     Lifetime  Guaranteed  Withdrawal  Benefit:  Form  MLIU-690-3  (6/06)
     Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
     Lifetime Withdrawal Guaranteed Benefit III: Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)

     Guaranteed  Minimum  Accumulation  Benefits  Ceded:
     ---------------------------------------------------

     Guaranteed  Minimum  Accumulation  Benefit:  Form  MLIU  670-1  (11/05)

                                     EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                            REINSURANCE PREMIUM
       GMDB PROGRAM                        PRODUCTS COVERED                    (BASIS POINTS)
-------------------------   ---------------------------------------------   -------------------
Return of Account Value                     All Products                             2.00

Principal Protection            All Products, except PRISM, PRISM L &                9.00
                                          Pioneer PRISM XC

Principal Protection              PRISM, PRISM L & Pioneer PRISM XC                 15.00

Annual Step-Up                   Plan Codes: BN2201, BN22ML, CS5201,                10.00
                                   CS520R, CS52ML, CS52MR, LS4201,
                                   LS420R, LS42ML, LS42MR, ST1201,
                                 ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                Other Plan Codes for all products, except             20.00
                                  PRISM, PRISM L & Pioneer PRISM XC

Annual Step-Up                    PRISM, PRISM L & Pioneer PRISM XC                 30.00

Greater of Annual Step-Up        Plan Codes: BN2201, BN22ML, CS5201,                25.00
and 5% Rollup                      CS520R, CS52ML, CS52MR, LS4201,
                                   LS420R, LS42ML, LS42MR, ST1201,
                                 ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up     Other Plan Codes for all products, except             35.00
and 5% Rollup                     PRISM, PRISM L & Pioneer PRISM XC

Greater of Annual Step-Up         PRISM, PRISM L & Pioneer PRISM XC                 45.00
and 5% Rollup

Enhanced Death Benefit      All Products, except Marquis Portfolio, sold            65.00*
                                 before May 4, 2009, Issue Age 0-69

Enhanced Death Benefit       Marquis Portfolio sold before May 4, 2009,             85.00*
                                           Issue Age 0-69

Enhanced Death Benefit      All Products, except Marquis Portfolio, sold            75.00
                               on or after May 4, 2009, Issue Age 0-69

Enhanced Death Benefit        Marquis Portfolio sold on or after May 4,             95.00
                                        2009, Issue Age 0-69

Enhanced Death Benefit      All Products, except Marquis Portfolio, sold            85.00*
                              on or before February 20, 2009, Issue Age
                                                70-75

Enhanced Death Benefit      Marquis Portfolio sold on or before February           105.00*
                                      20, 2009, Issue Age 70-75

Enhanced Death Benefit      All Products, except Marquis Portfolio, sold            90.00*
                              after February 20, 2009 and before May 4,
                                        2009, Issue Age 70-75

Enhanced Death Benefit        Marquis Portfolio sold after February 20,            110.00*
                             2009 and before May 4, 2009, Issue Age 70-
                                                 75

Enhanced Death Benefit      All Products, except Marquis Portfolio, sold            95.00
                              on or after May 4, 2009, Issue Age 70-75

Enhanced Death Benefit        Marquis Portfolio sold on or after May 4,            115.00
                                        2009, Issue Age 70-75

Enhanced Death Benefit II        Marquis Portfolio, Issue Ages 0-69                 80.00

Enhanced Death Benefit II        Marquis Portfolio, Issue Ages 70-75               135.00

Enhanced Death Benefit II   All products, except Marquis Portfolio, Issue           60.00
                                           Ages 0-69

Enhanced Death Benefit II   All products, except Marquis Portfolio, Issue          115.00
                                            Ages 70-75

Earnings Preservation                       All Products                            25.00
Benefit

     *Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                  REINSURANCE
                                                                                    PREMIUM
    INCOME PROGRAM                        PRODUCTS COVERED                       (BASIS POINTS)
---------------------   ---------------------------------------------------   -------------------
GMIB                       All Products sold prior to February 15, 2003                35

GMIB and GMIB II            Plan codes BN2203, BN22M3, CS5203, CS52M3,                 45
                              CS52R3, CS53MR, LS4203, LS4204, LS42M3,
                              LS42R3, LS42R4, LS43MR, ST1203, ST12M3,
                          ST12R3, ST12X3, and ST13MR sold after April 30,
                          2003 and before May 1, 2005 if GMDB program is
                          Annual Step-Up or Greater of Annual Step-Up and
                                             5% Rollup

GMIB and GMIB II        All other Products sold after February 14, 2003 and            50
                        before May 1, 2005 and for All Products sold after
                                           April 30,2005

GMIB Plus I              All Products sold after April 30, 2005 and before             75
                         February 26, 2007, for which the contract's Income
                         Base is not increased due to an Annual Step-Up on
                        a contract anniversary occurring on July 1, 2012 or
                                              later.

GMIB Plus I              All Products sold after April 30, 2005 and before            100
                         February 26, 2007, for which the contract's Income
                          Base is increased due to an Annual Step-Up on a
                         contract anniversary occurring on July 1, 2012 or
                                              later.

GMIB Plus I and GMIB    All Products, except Marquis Portfolio, sold on or             80
Plus II                 after February 26, 2007 and on or before February 20,
                         2009, for which the contract's Income Base is
                            not increased due to an Annual Step-Up on a
                         contract anniversary occurring on July 1, 2012 or
                                              later.

GMIB Plus I and GMIB    All Products, except Marquis Portfolio, sold on or            120
Plus II                 after February 26, 2007 and on or before February 20,
                         2009, for which the contract's Income Base is
                         increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later

GMIB Plus I and GMIB     Marquis Portfolio sold on or before February 20,              95
Plus II                  2009, for which the contract's Income Base is not
                         increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.

GMIB Plus I and GMIB     Marquis Portfolio sold on or before February 20,             135
Plus II                  2009, for which the contract's Income Base is
                         increased due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.

GMIB Plus II            All Products, except Marquis Portfolio, sold after            100
                          February 20, 2009 and before May 04, 2009, for
                         which the contract's Income Base is not increased
                              due to an Annual Step-Up on a contract
                          anniversary occurring on July 1, 2012 or later.

                                  Page 6 of 10

GMIB Plus II            All Products, except Marquis Portfolio, sold after            120
                           February 20, 2009 and before May 4, 2009, for
                        which the contract's Income Base is increased due
                          to an Annual Step-Up on a contract anniversary
                                occurring on July 1, 2012 or later.

GMIB Plus II            Marquis Portfolio sold after February 20, 2009 and            115
                           before May 4, 2009, for which the contract's
                           Income Base is not increased due to an Annual
                          Step-Up on a contract anniversary occurring on
                                      July 1, 2012 or later.

GMIB Plus II            Marquis Portfolio sold after February 20, 2009 and            135
                           before May 4, 2009, for which the contract's
                          Income Base is increased due to an Annual Step-
                         Up on a contract anniversary occurring on July 1,
                                          2012 or later.

GMIB Plus II and GMIB   All Products, except Marquis Portfolio, sold on or            100
Plus III                                after May 4, 2009.

GMIB Plus II and GMIB    Marquis Portfolio, sold on or after May 4, 2009.             115
Plus III

                                  Page 7 of 10

C.  WITHDRAWAL PROGRAM

                                                                                      REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM                        PRODUCTS COVERED                            (BASIS POINTS)
------------------------   --------------------------------------------------------   -------------------
  Guaranteed Withdrawal             All Products sold before July 16, 2007                     50
         Benefit

  Guaranteed Withdrawal           All Products sold on or after July 16, 2007                  55
         Benefit

   Principal Guarantee                           All Products                                  50

   Principal Guarantee                           All Products                                  25
          Value

  Lifetime GWB - Single    All Products, except Marquis Portfolio and PrimElite IV,            50
      Life Version              for which the contract's GWB Benefit Base is not
                               increased due to an Annual Step-Up on a contract
                                anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Single    All Products, except Marquis Portfolio and PrimElite IV,            80
      Life Version           for which the contract's GWB Benefit Base is increased
                              due to an Annual Step-Up on a contract anniversary
                                      occurring on July 1, 2012 or later.

  Lifetime GWB - Single         PrimElite IV sold before May 4, 2009, for which                65
      Life Version          the contract's GWB Benefit Base is not increased due to
                             an Annual Step-Up on a contract anniversary occurring
                                           on July 1, 2012 or later.

  Lifetime GWB - Single         PrimElite IV sold before May 4, 2009, for which                95
      Life Version           the contract's GWB Benefit Base is increased due to an
                             Annual Step-Up on a contract anniversary occurring on
                                            July 1, 2012 or later.

  Lifetime GWB - Single            PrimElite IV sold on or after May 4, 2009                  110
      Life Version

  Lifetime GWB - Single     Marquis Portfolios, for which the contract's GWB Benefit           70
      Life Version            Base is not increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Single     Marquis Portfolios, for which the contract's GWB Benefit          100
      Life Version              Base is increased due to an Annual Step-Up on a
                            contract anniversary occurring on July 1, 2012 or later

Lifetime GWB - Joint Life  All Products, except Marquis Portfolio and PrimElite IV,            70
         Version                for which the contract's GWB Benefit Base is not
                               increased due to an Annual Step-Up on a contract
                                anniversary occurring on July 1, 2012 or later.

Lifetime GWB - Joint Life  All Products, except Marquis Portfolio and PrimElite IV,           105
         Version             for which the contract's GWB Benefit Base is increased
                              due to an Annual Step-Up on a contract anniversary
                                      occurring on July 1, 2012 or later.

Lifetime GWB - Joint Life       PrimElite IV sold before May 4, 2009, for which                85
         Version            the contract's GWB Benefit Base is not increased due to
                             an Annual Step-Up on a contract anniversary occurring
                                           on July 1, 2012 or later.

Lifetime GWB - Joint Life        PrimElite IV sold before May 4, 2009, for which               120
         Version             the contract's GWB Benefit Base is increased due to an
                             Annual Step-Up on a contract anniversary occurring on
                                             July 1, 2012 or later.

Lifetime GWB - Joint Life          PrimElite IV sold on or after May 4, 2009                  125
         Version

Lifetime GWB - Joint Life   Marquis Portfolios, for which the contract's GWB Benefit           90
         Version              Base is not increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

Lifetime GWB - Joint Life   Marquis Portfolios, for which the contract's GWB Benefit          125
         Version                Base is increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      All Products, except Marquis Portfolio, sold on or before           65
  Version) - Single Life    February 20, 2009, for which the contract's GWB Benefit
         Version              Base is not increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      All Products, except Marquis Portfolio, sold on or before           95
  Version) - Single Life    February 20, 2009, for which the contract's GWB Benefit
          Version               Base is increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      Marquis Portfolios, sold on or before February 20, 2009,            85
  Version) - Single Life        for which the contract's GWB Benefit Base is not
         Version               increased due to an Annual Step-Up on a contract
                                anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      Marquis Portfolios, sold on or before February 20, 2009,           115
  Version) - Single Life     for which the contract's GWB Benefit Base is increased
         Version              due to an Annual Step-Up on a contract anniversary
                                      occurring on July 1, 2012 or later.

   Lifetime GWB (2008      All Products, except Marquis Portfolio, sold on or before           85
  Version) - Joint Life     February 20, 2009, for which the contract's GWB Benefit
         Version              Base is not increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      All Products, except Marquis Portfolio, sold on or before          120
  Version) - Joint Life     February 20, 2009, for which the contract's GWB Benefit
         Version                Base is increased due to an Annual Step-Up on a
                           contract anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      Marquis Portfolios, sold on or before February 20, 2009,           105
  Version) - Joint Life        for which the contract's GWB Benefit Base is not
         Version               increased due to an Annual Step-Up on a contract
                               anniversary occurring on July 1, 2012 or later.

   Lifetime GWB (2008      Marquis Portfolios, sold on or before February 20, 2009,           140
  Version) - Joint Life      for which the contract's GWB Benefit Base is increased
        Version               due to an Annual Step-Up on a contract anniversary
                                      occurring on July 1, 2012 or later.

   Lifetime GWB (2008         All Products, except Marquis Portfolio, sold after              125
  Version) - Single Life                       February 20, 2009
        Version

   Lifetime GWB (2008          Marquis Portfolios, sold after February 20, 2009               145
  Version) - Single Life
        Version

   Lifetime GWB (2008         All Products, except Marquis Portfolio, sold after              150
  Version) - Joint Life                       February 20, 2009
        Version

                                  Page 9 of 10

   Lifetime GWB (2008          Marquis Portfolios, sold after February 20, 2009               170
  Version) - Joint Life
        Version

Lifetime LWG III - Single                       Simple Solutions                              100
      Life Version

 Lifetime LWG III - Joint                       Simple Solutions                              120
      Life Version

D.   ACCUMULATION PROGRAM

                                                                                      REINSURANCE PREMIUM
      ACCUMULATION PROGRAM                         PRODUCTS COVERED                      (BASIS POINTS)
-------------------------------   -------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                      PEP Product                            150.00
Guaranteed Accumulation Benefit                   All Other Products                         75.00

                                 Page 10 of 10